           As filed with the Securities and Exchange Commission on June 11, 1999
                                                   Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             NOVELLUS SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                 CALIFORNIA                               77-00246
       (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)

                             4000 North First Street
                               San Jose, CA 95134
           (Address of Principal Executive Office Including Zip Code)


       NOVELLUS SYSTEMS, INC. AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                   NOVELLUS SYSTEMS, INC. AMENDED AND RESTATED
                        1992 EMPLOYEE STOCK PURCHASE PLAN
                           (Full titles of the plans)

                                 Richard S. Hill
                      President and Chief Executive Officer
                             Novellus Systems, Inc.
                             4000 North First Street
                               San Jose, CA 95134
                     (Name and address of agent for service)

                                 (408) 943-9700
          (Telephone number, including area code, of agent for service)

-------------------------------------------------------------------------------------------------------
                                CALCULATION OF REGISTRATION FEE
=======================================================================================================
                                             Proposed maximum     Proposed
Title of securities to     Amount to be       offering price   maximum aggregate      Amount of
     be registered          registered        per share (1)    offering price (1)   registration fee
-------------------------------------------------------------------------------------------------------
Common Stock                 1,750,000          $55.6875         $ 97,453,125          $ 27,092
-------------------------------------------------------------------------------------------------------

  (1) Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(h) and 457(c) under the Securities Act of 1933 and based upon the average of the high and low prices reported on the Nasdaq National Market on June 7, 1999.

        In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

                                     PART I

                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS

        The documents containing the information specified in Part 1 of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

        There are hereby incorporated by reference in this Registration Statement the following documents and information previously filed with the Securities and Exchange Commission (the "Commission"):

        1. The contents of the Registrant's Registration Statements on Form S-8, Commission File No. 33-51056, No. 33-88156, No. 33-62807, No. 333-11825, No.
333-35487 and No. 333-65567, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.

        2. The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act").

        3. The Company's Current Report on Form 10-Q filed on May 11, 1999.

        4. The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed with the Commission on August 31, 1988.

        All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 8.  Exhibits.


    Exhibit
     Number    Description
     ------    -----------
      5.1      Opinion of Morrison & Foerster.

     23.1      Consent of Counsel (included in Exhibit 5.1).

     23.2      Consent of Ernst & Young LLP.

     25.1      Power of Attorney (see Signature Page).

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the Registrant, Novellus Systems, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on June 11, 1999.

                                      NOVELLUS SYSTEMS, INC.


                                      By:   /s/ Richard S. Hill
                                           -------------------------------------
                                           Richard S. Hill
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Richard S. Hill and Robert H. Smith, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming anything the said attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                   Capacity                 Date
---------                                   --------                 ----
/s/    Richard S. Hill                      President, Chief         June 11, 1999
----------------------------------          Executive Officer
     Richard S. Hill                        (Principal Executive
                                            Officer) and Director

/s/    Robert H. Smith                      Vice President,          June 11, 1999
----------------------------------          Finance and
     Robert H. Smith                        Administration,
                                            Chief Financial Officer,
                                            Secretary (Principal
                                            Financial Officer)

/s/    J. Michael Dodson                    Corporate Controller     June 11, 1999
---------------------------------           (Principal Accounting
     J. Michael Dodson                      Officer) and Director

/s/    D. James Guzy                        Director                 June 11, 1999
---------------------------------
     D. James Guzy

Signature                                   Capacity                 Date
---------                                   --------                 ----
/s/    J. David Litster                     Director                 June 11, 1999
---------------------------------
     J. David Litster

/s/   Tom Long                              Director                 June 11, 1999
---------------------------------
     Tom Long

/s/   Glen G. Possley                       Director                 June 11, 1999
---------------------------------
     Glen G. Possley

/s/    William R. Spivey                    Director                 June 11, 1999
---------------------------------
     William R. Spivey

                                INDEX TO EXHIBITS


     Exhibit
     Number    Description
     ------    -----------
      5.1      Opinion of Morrison & Foerster.

     23.1      Consent of Counsel (included in Exhibit 5.1).

     23.2      Consent of Ernst & Young LLP.

     25.1      Power of Attorney (see Signature Page).